SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 14, 2003

                          Glacier Water Services, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               1-11012                                33-0493559
        ----------------------             ------------------------------
       (Commission File Number)           (IRS Employer Identification No.)



         2651 La Mirada Drive, Suite 100
              Vista, California                      92083-8435
    --------------------------------------       ------------------
   (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (760) 560-1111


Item 9.  Regulation FD Disclosure.

In accordance with guidance from the Securities and Exchange Commission in Release 33-8216, the following, required to be furnished under Item 12, is furnished under Item 9.

On May 14, 2003, the registrant issued a press release, a copy of which is attached hereto as Exhibit A. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  GLACIER WATER SERVICES, INC.

Date:  May 14, 2003               By:  /s/ W. David Walters
                                      ---------------------------------------
                                           W. David Walters
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary